SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 13, 2002

WITNET INTERNATIONAL, INC.

(Formerly NEW CINEMA PARTNERS, INC.)

(Exact name of registrant as specified in its chapter)

Nevada                                                              0-31315                                              87-0772357

(State of other jurisdiction                                            (Commission File No.)                                     (IRS Employer Identification No)
of incorporation)

357 Bay Street, Suite 404, Toronto, Ontario M5H 2T7
(Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code: 416-367-8273

New Cinema Partners, Inc.

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

As discussed in Item 2 below.

Item 2. Acquisition or Disposition of Assets.

The Company hereby files this Amendment to its Current Report on Form 8-K dated July 11, 2002 and the Current Report of Form 8-K/A dated November 18, 2002, solely to update and file the required financial statements. As previously reported, the Company entered into a Share Exchange Agreement (the "Agreement") dated May 27, 2002 with Witnet Co. Ltd. of South Korea ("Witnet"). Under the terms of the Agreement, the Company is issuing 55,000,000 common shares (the "Purchase Shares") in its capital stock in consideration of the all of the issued and outstanding shares of Witnet. In connection with the acquisition of Witnet, the Company reports that it has received the unanimous written consent of the Directors of the Company and the written consent of shareholder of the Company holding at least a majority of the issued and outstanding voting securities of the Company. Witnet has advised the Company that Witnet has approved the transaction by the written consent of the Board of Directors of Witnet and Mun-Su Han, President and Chief Executive Officer of Witnet, has advised that the Company has acted on the authority of powers of attorney granted by the shareholders of Witnet In addition, the Company has approved the issuance of 10,000,000 common shares to a third party, Travellers International Inc., in exchange for the assignment of its right to purchase Witnet. The Company has received the consent of eleven (11) shareholders holding an aggregate of 18,046,285 common shares in the capital stock of the Company. The acquisition of Witnet was effected on June 28, 2002.

The Company has filed an Information Statement with the SEC describing the transaction in detail and the Company will mail the Information Statement to the shareholders of the Company. The Purchase Shares will be held in escrow during the requisite waiting period.

The Company's accountants have prepared unaudited pro forma financial statements with respect to Witnet for the six month period ended June 30, 2002 based on the financial statements provided by Witnet. The Witnet financial statements had been prepared according to South Korean accounting practices and were originally audited by Arthur Andersen, Seoul, Korea. However, the Company's accountants, SF Partnership LLP, have re-audited these statements for the years ending December 31, 1999, 2000 and 2001 and theses statements are now presented in accordance with US Generally Accepted Accounting Principles ("GAAP").  These newly audited financial statements have also eliminated "good will" which was originally recognized in connection with the acquisition by New Cinema Partners of Witnet.  The Company is filing this amendment to the Form 8-K which was filed on July 11, 2002.

The Company has agreed to change its name to "Witnet International Inc."; and to increase its authorized capital from 100,000,000 to 150,000,000 common shares. Mr. Mun-Su Han is the President, Chief Executive Officer of the Company and also the Chairman of the Board. Jason Chung is the Chief Financial Officer and a Director of the Company.

Witnet is a South Korean Software Development and System Integration company. The Company was formed in November 1999 and currently has 32 employees. Witnet specializes in products designed to allow the wireless control of Internet-controlled personal computers though Personal Digital Assistants.

Item 3.    Bankruptcy or Receivership.

N/A

Item 4.    Changes in Registrant's Certifying Accountant.

The Company's financial statements, as reflected in this filing, have been audited by SF Partnership, LLP who will remain the company's auditors for purposes of the statements to be filed for December 31, 2002.

Item 5.    Other Events and Regulation FD Disclosure.

N/A

Item 6.    Resignations of Registrant's Directors.

N/A

Item 7.    Financial Statements and Exhibits.

(a)     Witnet Co., Ltd. Financial Statements for Years ended December 31, 1999, 2000, and 2001

WITNET CO. LIMITED

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2000 AND 1999

(IN THOUSANDS OF KOREAN WON)

CONTENTS

Independent Auditors' Report                                                                  B1

Balance Sheet                                                                                              B2

Statement of Deficit                                                                                      B3

Statement of Earnings                                                                                   B4

Statement of Changes in Stockholders' Equity                                              B5

Schedule of Expenses                                                                                  B6

Statement of Cash Flows                                                                             B7

Notes to Financial Statements                                                                  B8‑B12

INDEPENDENT AUDITORS' REPORT

To the Shareholders of

Witnet Co. Limited

We have audited the accompanying balance sheets of Witnet Co., Ltd. (the "Company") as of December 31, 2000 and 1999, and the related statements of deficit, earnings, changes in stockholders' equity and cash flows for the year ended December 31, 2000 and the period from November 8, 1999 (inception) to December 31, 1999, all expressed in Korean won, the functional currency of the Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operation, changes in its accumulated deficit and its cash flows for the year ended December 31, 2000 and the period from November 8, 1999 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and operates in a country whose economy is currently unstable which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Toronto, Canada                                                                                "SF Partnership, LLP"

March 13, 2003                                                                                CHARTERED ACCOUNTANTS

B1

WITNET CO. LIMITED

BALANCE SHEETS

DECEMBER 31, 2000 AND 1999

	Korean Won
	2000	1999
	(In thousands)

ASSETS
Current
Cash and cash equivalents	57,459	258
Accounts receivables	170,952	621
Prepaid expenses	195,325	-
Loans to shareholders' and directors (Note 3)	215,000	36,500
Income taxes receivable	2,706	-
	641,442	37,379

Capital Assets (Note 4)	201,140	37,379
Investment (Note 5)	7,932	3,526
Guarantee deposits	360,000	5,000
	1,210,514	45,905

LIABILITIES
Current
Accounts payable and accrued expenses	40,239	360
Deferred Government Grants	36,829	-
	77,068	360

Capital Stock (Note 6)	636,500	50,000
Paid-in Capital	2,047,500	-
Accumulated Deficit	(1,550,554)	(4,455)
	1,133,446	45,545
	1,210,514	45,905

B2

WITNET CO. LIMITED

Statement of Deficit

Years Ended December 31, 2000 and 1999

(In thousands of Korean Won)

	2000	1999

Deficit - beginning of year	(4,455)	-

Net loss	(1,546,099)	(4,455)

Deficit - end of year	(1,550,554)	(4,455)

B3

WITNET CO. LIMITED

Statement of Earnings

Years Ended December 31, 2000 and 1999

(In thousands of Korean Won)

	2000	1999

Revenue
Service	247,000	15,000
Other	28,614	625
	275,614	15,625

Expenses (Note 6)	1,821,713	20,080

Net Loss	(1,546,099)	(4,455)

Loss Per Share	(29.13)	(5.35)

Weighted Average Number of Shares	53,070	833

B4

WITNET CO. LIMITED

Statement of Changes in Stockholders' Equity

Period from November 8, 1999 (inception) to December 31, 2000

(In thousands of Korean Won)

	Number of Shares	Common Stock	Paid in Capital in excess of par Value	Accumulated Deficit
Balance, November 8, 1999	5,000	50,000	-	-
Shares issued for cash	-	-	-	-
Comprehensive income - Net Loss	-	-	-	(4,455)
Balance, December 31, 1999	5,000	50,000	-	(4,455)

Balance, January 1, 2000	5,000	50,000	-	(4,455)
Shares issued for cash	57,650	576,500	1,897,500	-
Shares issued for services	1,000	10,000	150,000	-
Comprehensive income - Net Loss	-	-	-	(1,546,099)
Balance, December 31, 2000	63,650	636,500	2,047,500	(1,550,554)

B5

WITNET CO. LIMITED

Schedule of Expenses

Years Ended December 31, 2000 and 1999

(In thousands of Korean Won)

	2000	1999

Expenses
Fees and charges	393,542	1,450
Salaries	392,388	12,840
Research and development	166,678	-
Rent	92,123	300
Employee benefits	85,597	967
Taxes and dues	73,800	-
Entertainment	71,366	2,189
Advertising	57,020	-
Outsourcing	55,600	-
Building administration	55,040	-
Supplies	35,941	744
Travel	24,155	69
Communications	14,974	-
Books and printing	9,310	253
Car maintenance	8,907	126
Training	3,024	-
Other	2,658	115
Loss on disposition of marketable securities	4,910	-
Loss on disposition of capital assets	2,460	-
Loss on impairment of investment	92,068	-
Depreciation	180,152	1,027
	1,821,713	20,080

B6

WITNET CO. LIMITED

Statement of Cash Flows

Years Ended December 31, 2000 and 1999

(In thousands of Korean Won)

	2000	1999

Cash Flows from Operating Activities
Net loss	(1,546,099)	(4,455)
Adjustments for:
Depreciation	180,152	1,027
Loss on disposition of capital assets	2,460	-
Loss on impairment of investment	92,068	-
Loss on disposition of marketable securities	4,910	-
Recognition of government grant	(43,171)	-
Stock issued in exchange for services	160,000	-
	(1,149,680)	(3,428)
Change in non-cash working capital
Accounts receivable	(170,331)	(621)
Prepaid expenses	(195,325)	-
Income taxes receivable	(2,706)	-
Accounts payable and accrued expenses	39,879	360
	(1,478,163)	(3,689)

Cash Flows from Investing Activities
Acquisition of capital assets	(408,838)	(4,553)
Acquisition of investment	(100,000)	-
Acquisition of marketable securities	(28,298)	-
Loans to shareholders and directors	(178,500)	(36,500)
Guarantee deposits	(355,000)	(5,000)
Proceeds from disposal of capital assets	52,000	-
Receipt of government grant	80,000	-
	(938,636)	(46,053)

Cash Flows from Financing Activities
Issuance of common stock	2,474,000	50,000

Net Increase in Cash and Cash Equivalents	57,201	258

Cash and Cash Equivalents - beginning of year	258	-

Cash and Cash Equivalents - end of year	57,459	258

B7

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2000 and 1999

1.    Operations and Business

    a)    Operations

Witnet Co., Ltd. (the "Company"), which is located at 113‑3 Banpo‑dong, Seocho‑gu, Seoul, Korea, was incorporated on November 8, 1999 pursuant to the commercial law of the Republic of Korea to engage in the business of software development and system integration.  The Company's initial capital amounted to 50 million Korean Won.  As of December 31, 2000, the Company's capital amounts to 636.5 million Korean Won and the major shareholders of the Company are its president (12.41%) and two investment foundations (10.08%).

    b)    Going Concern

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced recurring losses since inception and has negative cash flows from operations that raise substantial doubt as to its ability to continue as a going concern. For the years ended December 31, 2000 and 1999, the Company experienced net losses of 1,546 million and 4.5 million Korean Won respectively.

Beginning in 1997, Korea and other countries in the Asia Pacific region experienced a severe contraction in substantially all aspects of their economies.  This situation is commonly referred to as the 1997 Asian Financial Crisis.  In addition, the industry where the company is involved is a venture whose operational fluctuation is usually higher than other ordinary industries. In response to the economic fluctuation, the Korean government and the private sector began implementing structural reforms to historical business practices.  The accompanying financial statements reflect management's current assessment of the impact to date of the economic situation on the financial position of the Company. Actual results may differ materially from management's current assessment.

The Company's ability to continue as a going concern is also contingent upon its ability to secure additional financing, initiating sale of its product and attaining profitable operations.

Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing when needed or obtain such on terms satisfactory to the Company, if at all.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

B8

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2000 and 1999

2.    Summary of Significant Accounting Policies

The accounting policies of the company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent.  Outlined below are those policies considered particularly significant:

    a)    Basis of Financial Statement Presentation

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

    b)    Unit of Measurement

The Company's transactions are denominated in the functional currency, the Korean Won, which has been used as the unit of measurement in these financial statements.

c)    Revenue Recognition

The Company recognizes revenues upon delivery of merchandise sold, and on a percentage of completion basis for services rendered for software development and set‑up, which is based on the ratio of actual costs incurred against the estimated costs to complete the service.

d)    Cash and Cash Equivalents

Cash includes currency, cheques issued by others, other currency equivalents, current deposits and passbook deposits. Cash equivalents includes securities and short‑term money market instruments that can be easily converted into cash.  The investments that mature within three months from the investment date, are also included as cash equivalents.

e)    Investment

Investments in saleable securities are carried at cost. Temporary fluctuations in value are reported in a separate component of shareholders equity. A decline in value due to non temporary impairment is charged to current operations.

f)    Capital Assets

Capital assets are stated at cost. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is computed using the declining balance method at an annual rate of 45.1%.

g)    Government Grants

Government grants are recognized as income over the periods necessary to match them with the related costs that they are intended to compensate.

B9

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2000 and 1999

h)    Accounting for Foreign Currency Transactions and Translation

The Company's functional currency is Korean won. Transactions in foreign currencies are recorded in Korean won based on the prevailing rates of exchange on the transaction date. Monetary accounts with balances denominated in foreign currencies are recorded and reported in the accompanying financial statements at the exchange rates prevailing at the balance sheet date and the resulting translation gains and losses are charged to current operations.

i)    Income Tax

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

j)    Earnings or Loss per Share

The Company adopted FAS No.128, "Earnings per Share" which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

3.    Loans from Shareholders and Directors

Receivables from the shareholders and directors as of December 31, 2000 and 1999 consist of the following:

	2000	1999

Loans to Shareholders and Directors
Sung Min Baek (President - 1999)	-	36,500
Mun Su Han (President - 2000)	215,000	-

B10

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2000 and 1999

4.    Capital Assets

Capital assets are comprised as follows:

                                                                            (In thousands of Korean Won)

	Cost	2000 Accumulated Depreciation	Cost	1999 Accumulated Depreciation
Furniture and equipment	215,696	90,980	4,553	1,027
Leasehold improvements	136,298	59,874	-	-
	351,994	150,854	4,553	1,027
Net carrying amount		201,140		3,526

5.    Investment

Investment is comprised as follows:

 (In thousands of Korean Won)

Company Name	Number of Shares	Ownership Percentage %	Acquisition Cost	Carrying Book Value	Investee's Net Equity Value
Mstage Co. Ltd.	4,000	10.0	100,000	7,932	79,320

The investment has been written down to the net equity value of the investee, derived from its unaudited financial statements of December 31, 2000, as it was determined there was no goodwill in the investee company.

6.    Capital Stock

Authorized

	2000	1999
Issued
63,650 common shares	636,500	50,000

                   B11

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2000 and 1999

7.    Income Taxes

Corporate income tax rates applicable to the Company in 2000 and 1999 are 16 percent of the first 100 million of taxable income and 28 percent of the excess. Added to this is a resident surtax of 10 percent of the corporate income tax. However, no income tax is payable in 2000 and 1999 due to tax losses. Deferred tax amounts have not been recorded in the financial statements due to uncertainties. Income taxes receivable represents the withholding taxes deducted at source.

8.    Subsequent Event

On December 1, 2001, the Company entered into a memorandum of understanding on a strategic alliance with KDDI, Compaq Japan, and CSK Network System on mobile solution services for enterprises in Japan effective over 2 years.

On September 30, 2001, the Company entered into a sales agent agreement with Ivy Vision Inc. to enter into the Japanese market. The Company will pay 30 percent of the income earned out of the related sales in Japan to Ivy Vision Inc.

B12

WITNET CO. LIMITED

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(IN THOUSANDS OF KOREAN WON)

CONTENTS

Independent Auditor's Report                                                                                                              C1

Balance Sheet                                                                                                                                     C2

Statement of Deficit                                                                                                                            C3

Statement of Earnings                                                                                                                         C4

Statement of Changes in Stockholders' Equity                                                                                     C5

Schedule of Expenses                                                                                                                         C6

Statement of Cash Flows                                                                                                                    C7

Notes to Financial Statements                                                                                                        C8 - C12

INDEPENDENT AUDITORS' REPORT

To the Shareholders of

Witnet Co. Limited

    We have audited the accompanying balance sheets of Witnet Co., Ltd. (the "Company") as of December 31, 2001 and 2000, and the related statements of deficit, earnings, change in stockholders' equity and cash flows for the years then ended all expressed Korean won, the functional currency of the Company.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are fee of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operation, changes in its accumulated deficit and its cash flows for the years ended, in conformity with accounting principles generally accepted in the United States of America.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and negative working capital from operations and operates in a country whose economy is currently unstable, which raises substantial doubt about its ability to continue as a going concern.  Management's plan in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Toronto, Canada                                                                          "SF Partnership, LLP"

March 15, 2003                                                                        CHARTERED ACCOUNTANTS

C1

WITNET CO. LIMITED

BALANCE SHEETS

DECEMBER 31, 2001 AND 2000

	Korean Won
	2001	2000
	(In thousands)

ASSETS
Current
Cash and cash equivalents	2,034	57,459
Accounts receivables	51,417	170,952
Prepaid expenses	20,000	195,325
Loans to shareholders' and directors (Note 3)	51,900	215,000
Income taxes receivable	12,060	2,706
	137,411	641,442

Capital Assets (Note 4)	79,208	201,140
Investment (Note 5)	2,393	7,932
Guarantee deposits	30,000	360,000
	249,012	1,210,514

LIABILITIES
Current
Accounts payable and accrued expenses	92,422	40,239
Advances from related company (Note 6)	142,500	-
	234,922	40,239
Deferred Government Grants	-	36,829
	234,922	77,068
SHAREHOLDERS' EQUITY
Capital Stock (Note 7)	636,500	636,500
Paid-in Capital	2,047,500	2,047,500
Accumulated Deficit	(2,669,910)	(1,550,554)
	14,090	1,133,446
	249,012	1,210,514

C2

WITNET CO. LIMITED

Statement of Deficit

Years Ended December 31, 2001 and 2000

(In thousands of Korean Won)

	2001	2000

Deficit - beginning of year	(1,550,554)	(4,455)

Net loss	(1,119,356)	(1,546,099)

Deficit - end of year	(2,669,910)	(1,550,554)

C3

WITNET CO. LIMITED

Statement of Earnings

Years Ended December 31, 2001 and 2000

(In thousands of Korean Won)

	2001	2000

Revenue
Service	174,965	247,000
Other	121,099	28,614
	296,064	275,614

Expenses (Note 6)	1,415,420	1,821,713

Net Loss	(1,119,356)	(1,546,099)

Loss Per Share	(17.59)	(29.13)

Weighted Average Number of Shares	63,650	53,070

C4

WITNET CO. LIMITED

Statement of Changes in Stockholders' Equity

Period from January 1, 2001 to December 31, 2001

(In thousands of Korean Won)

	Number of Shares	Common Stock	Paid in Capital in excess of par Value	Accumulated Deficit
Balance, January 1, 2000	5,000	50,000	-	(4,455)
Shares issued for cash	57,600	576,500	1,897,500	-
Shares issued for services	1,000	10,000	150,000	-
Comprehensive income - Net Loss	-	-	-	(1,546,099)
Balance, December 31, 2000	63,650	636,500	2,047,500	(1,550,554)

Balance, January 1, 2000	63,650	636,500	2,047,500	(1,550,554)
Comprehensive income - Net Loss	-	-	-	(1,119,356)
Balance, December 31, 2000	63,650	636,500	2,047,500	(2,669,910)

C5

WITNET CO. LIMITED

Schedule of Expenses

Years Ended December 31, 2001 and 2000

(In thousands of Korean Won)

	2001	2000

Expenses
Salaries	484,434	392,388
Fees and Charges	219,054	393,542
Rent	107,445	92,123
Outsourcing	78,018	55,600
Research and development	76,375	166,678
Employee benefits	76,236	85,597
Building administration	59,372	55,040
Entertainment	37,151	71,366
Travel	23,630	24,155
Training	18,787	3,024
Communications	18,011	14,974
Other	25,436	2,658
Severance indemnities	13,917	-
Supplies	11,602	35,941
Car Maintenance	10,615	8,907
Books and printing	8,386	9,310
Repairs and maintenance	3,051	-
Advertising	1,635	57,020
Taxes and dues	456	73,800
Bad debts	273	-
Loss on disposition of marketable securities	-	4,910
Loss on disposition of capital assets	50,116	2,460
Depreciation	5,539	92,068
	85,881	180,152
	1,415,420	1,821,713

C6

WITNET CO. LIMITED

Statement of Cash Flows

Years Ended December 31, 2001 and 2000

(In thousands of Korean Won)

	2001	2000

Cash Flows from Operating Activities
Net loss	(1,119,356)	(1,546,099)
Adjustments for:
Depreciation	85,881	180,152
Loss on disposition of capital assets	50,116	2,460
Loss on impairment of investment	5,539	92,068
Loss on disposition of marketable securities	-	4,910
Recognition of government grant	(36,829)	(43,171)
Stock issued in exchange for services	-	160,000
	(1,014,649)	(1,149,680)
Change in non-cash working capital
Accounts receivable	119,535	(170,331)
Prepaid expenses	175,325	(195,325)
Income taxes receivable	(9,354)	(2,706)
Accounts payable and accrued expenses	52,183	39,879
Advances from related company	142,500	-
	(534,460)	(1,478,163)

Cash Flows from Investing Activities
Acquisition of capital assets	(42,265)	(408,838)
Acquisition of investment	-	(100,000)
Acquisition of marketable securities	-	(28,298)
Loans to shareholders and directors	143,750	(178,500)
Guarantee deposits	330,000	(355,000)
Proceeds from disposal of capital assets	47,550	52,000
Receipt of government grant	-	80,000
	479,035	(938,636)

Cash Flows from Financing Activities
Issuance of common stock	-	2,474,000

Net Increase in Cash and Cash Equivalents	(55,425)	57,201

Cash and Cash Equivalents - beginning of year	57,459	258

Cash and Cash Equivalents - end of year	2,034	57,459

C7

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2001 and 2000

1.    Operations and Business

a)  Operations

Witnet Co., Ltd. (the "Company"), which is located at 11303 Banpo-dong, Seocho-gu, Seoul, Korea, was incorporated on November 8, 1999 pursuant to the commercial law of the Republic of Korea to engage in the business of software development and system integration.  The Company's initial capital amounted to 50 million Korean Won.  As of December 31, 2001, the Company's capital amount to 636.5 million Korean Won and the major shareholders of the Company are its president (12.41%) and two investment foundations (10.08%).

b)    Going Concern

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company has experienced recurring losses since inception and has negative cash flows from operations that raise substantial doubt as to its ability to continue as a going concern.  For the years ended December 31, 2001 and 2000, the Company experienced net losses of 12,119 million and 1,546 million Korean Won respectively.

Beginning in 1997, Korea and other countries in the Asia Pacific region experienced a severe contraction in substantially all aspects of their economies.  This situation is commonly referred to as the 1997 Asian Financial Crises.  In addition, the industry where the company is involved is a venture whose operational fluctuation is usually higher than other ordinary industries.  In response to the economic fluctuation, the Korean government and the private sector began implementing structural reforms to historical business practices.  The accompanying financial statements reflect management's current assessment of the impact to date of the economic situation on the financial position of the Company.  Actual results may differ materially from management's current assessment.

The Company's ability to continue as a going concern is also contingent upon its ability to secure additional financing, initiating sale of its product and attaining profitable operations.

Management is pursuing various sources of equity financing.  Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing when needed or obtain such on terms satisfactory to the Company, if at all.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

C8

2.    Summary of Significant Accounting Policies

The accounting policies of the company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent.  Outlined below are those policies considered particularly significant:

a)    Basis of Financial Statement Presentation

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

b)    Units of Measurement

The Company's transactions are denominated in the functional currency, the Korean Won, which has been used as the unit of measurement in these financial statements.

c)    Revenue Recognition

The Company recognizes revenues upon delivery of merchandise sold, and on a percentage of completion basis for services rendered for software development and set-up, which is based on the ratio of actual costs incurred against the estimated costs to complete the service.

d)    Cash and Cash Equivalents

Cash includes currency, cheques issued by others, other currency equivalents, current deposits and passbook deposits.  Cash equivalents includes securities and short-term money market instruments that can be easily converted into cash.  The investments that mature within three months from the investment date, are also included as cash equivalents.

e)    Investment

Investments in saleable securities are carried at cost.  Temporary fluctuation in value is reported in a separate component of shareholders equity.  A decline in value due to non-temporary impairment is charged to current operations.

f)    Capital Assets

Capital assets are stated at cost.  Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred.  Depreciation is computed using the declining balance method at an annual rate of 45.1%

g)    Government Grants

Government grants are recognized as income over the periods necessary to match them with the related costs that they are intended to compensate.

C9

h)    Accounting for Foreign Currency Transactions and Translation

The Company's functional currency is Korean Won.  Transactions in foreign currencies are recorded in Korean Won based on the prevailing rates of exchange on the transaction date.  Monetary accounts with balances denominated in foreign currencies are recorded and reported in the accompanying financial statements at the exchange rates prevailing at the balance sheet date and the resulting translation gains and losses are charged to current operations.

i)    Income Tax

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes".  Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates and the date of enactment.

j)    Earnings or Loss per Share

The Company adopted FAS No. 128, "Earnings per Share" which requires disclosure on the financial statements of "basic" and "diluted" earning (loss) per share.  Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year.  diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

3.    Loans from Shareholders and Directors

Receivables from the shareholders and directors as of December 31, 2001 and 2000 consist of the following:

	2001	2000

Loans from Shareholders and Directors

Mun Su Han (President)	(19,350)	215,000
Whan Sub Lee (Director)	37,500	-
Joon Ho Kong	22,500	-
Woo Jung Ahn	11,250	-
	51,900	215,000

C10

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2001 and 2000

4.    Capital Assets

Capital Assets are comprised as follows:

 (In thousands of Korean Won)

	Cost	2000 Accumulated Depreciation	Cost	1999 Accumulated Depreciation
Furniture and equipment	169,054	108,734	215,696	90,980
Leasehold improvements	27,480	8,592	136,298	59,874
	196,534	117,326	351,994	150,854
Net carrying amount		79,208		201,140

5.    Investment

Investment is comprised as follows:

 (In thousands of Korean Won)

Company Name	Number of Shares	Ownership Percentage %	Acquisition Cost	Carrying Book Value	Investee's Net Equity Value
Mstage Co. Ltd.	4,000	10.0	100,000	2,393	23,930

The investment has been written down to the net equity value of the investee, derived from its unaudited financial statements of December 31, 2001, as it was determined there was no goodwill in the investee company.

6.    Advances from related company

The advances from related company bear interest at 10% per annum and have no specified terms of repayment.

C11

WITNET CO. LIMITED

Notes to Financial Statements

Years Ended December 31, 2001 and 2000

7.    Capital Stock

Authorized

	2001	2000
Issued
63,650 common shares	636,500	50,000

8.    Income Taxes

Corporate income tax rates applicable to the Company in 2001 and 2000 are 16 percent of the first 100 million of taxable income and 28 percent of the excess.  Added to this is a resident surtax of 10 percent of the corporate income tax.  However, no income tax is payable in 2001 and 2000 due to tax losses.  Deferred tax amounts have not been recorded in the financial statements due to uncertainties.  Income taxes receivable represents the withholding taxes deducted at source.

9.    Related Party Transactions

During the year, the company entered into the following transactions with a major shareholder and companies related to the shareholder:

(in thousands of Korean Won)

Sales of merchandise	686,000
Purchase of merchandise	1,786,000
Sales of services	16,000
Interest income	38,581
Interest Expense	11,889
Advances to related parties	1,000,000
Advances from related parties	1,192,500

10.    Subsequent Event

In March and April 2002, the Company borrowed funds from Nix Co., Ltd. a major shareholder, amounting to 630 million Korean Won.  The details are described as follows:

Date	Maturity	Annual Interest Rate (%)	(In thousands of Korean Won)

March 21, 2002	September 21, 2002	9.0	500
April 22, 2002	June 30, 2002	9.0	130
			630

 C12

(b)    Pro-forma Financial Statements

WITNET INTERNATIONAL, INC.

Pro-Forma

Consolidated Financial Statements

Six Months Ended June 30, 2002

Unaudited

CONTENTS

Pro-forma Consolidated Balance Sheet	F-1

Pro-forma Consolidate Statement of Deficit	F-2

Pro-forma Consolidated Statement of Earnings	F-3

Notes to Pro-forma Consolidated Financial Statements	F-4 through F-5

WITNET INTERNATIONAL, INC.

Pro-Forma Consolidated Balance Sheet

June 30, 2002

Unaudited

	New Cinema Partners, Inc. May 31, 2002	Witnet Co., Ltd June 30, 2002	Pro-forma Adjustments	Note	Witnet International, Inc. Pro-forma June 30, 2002	Witnet Co., Ltd. Pro-forma Dec. 31, 2001

ASSETS
Current
Cash and cash equivalents	$ -	$ 10,456	$ -		$ 10,456	$ 1,554
Short-term financial instruments	-	115,177	-		115,177	-
Accounts receivable	-	95,194	-		95,194	31,151
Accounts receivable - other	-	8,242	-		8,242	8,131
Short-term loans	-	26,722	-		26,722	-
Loans to shareholders and directors	-	59,209	-		59,209	54,435
Prepaid income tax	-	8,044	-		8,044	9,214
Inventories	-	2,078	-		2,078	-
	-	325,122	-		325,122	104,485

Investment Securities	-	1,989	-		1,989	1,828
Guarantee Deposits	-	25,038	-		25,038	22,920
Tangible Assets	-	59,255	-		59,255	63,837
Intangible Assets	938,200	1,471	(938,200)	(1)	1,471	-
	$ 938,200	$ 412,875	$ (938,200)		$ 412,875	$ 193,070

LIABILITIES
Current
Short term borrowing - affiliated companies	$ -	$ 575,468	$ -		$ 575,468	$ 108,870
Short term borrowing from directors	74,351	291	-		74,642	67,426
Accounts payable	118,975	54,058	-		173,033	177,158
Advance-related parties	-	66,566	-		66,566	38,200
Bank indebtedness	-	-	-		-	372
	193,326	696,383	-		889,709	392,026
Loan Payable	150,000	-	-		150,000	150,000
	343,326	696,383	-		1,039,709	542,026

SHAREHOLDERS' DEFICIENCY
Capital Stock	31,175	528,932	(31,175)	(1)	528,932	486,286
Capital Surplus	3,755,535	2,518,552	(4,098,861)	(1)	2,175,226	2,201,380
Accumulated other comprehensive income (loss)	-	(18,690)	-		(18,690)	15,148
Accumulated Deficit	(3,191,836)	(3,312,302)	3,191,836	(1)	(3,312,302)	(3,051,770)
	594,874	(283,508)	(938,200)		(626,834)	(348,956)
	$ 938,200	$ 412,875	$ (938,200)		$ 412,875	$ 193,070

WITNET INTERNATIONAL, INC.

Pro-Forma Consolidated Statement of Deficit

Six Months Ended June 30, 2002

Unaudited

	New Cinema Partners, Inc. May 31, 2002	Witnet Co., Ltd June 30, 2002	Pro-forma Adjustments	Note	Witnet International, Inc. Pro-forma June 30, 2002	Witnet Co., Ltd. Pro-forma Dec. 31, 2001

Accumulated Deficit - beginning of period	$(3,134,471)	$(3,051,770)	$3,134,471		$(3,051,770)	$(2,110,358)

Net loss	(57,365)	(260,532)	57,365	(1)	(260,532)	(941,412)

Accumulated Deficit - end of period	$(3,191,836)	$(3,312,302)	$3,191,836		$(3,312,302)	$(3,051,770)

WITNET INTERNATIONAL, INC.

Pro-Forma Consolidated Statement of Earnings

Year Ended June 30, 2002

Unaudited

	New Cinema Partners, Inc. Three Months ended May 31, 2002	Witnet Co., Ltd Six months ended June 30, 2002	Pro-forma Adjustments	Note	Witnet International, Inc. Pro-forma Six Months ended June 30, 2002	Witnet Co., Ltd. Pro-forma Year ended Dec. 31, 2001

Revenue
Merchandise	$ -	$ 65,695	$ -		$ 65,695	$ 1,463,536
Service fees	-	237,137	-		237,137	135,773
Interest income	-	3,908	-		3,908	37,646
Rental income	-	-	-		-	6,957
Other income	-	843	-		843	1,088
Gain on disposition of tangible assets	-	-	-		-	383
	-	307,583	-		307,583	1,645,383
Expenses
Cost of merchandise	-	41,803	-		41,803	1,385,936
Interest	-	19,557	-		19,557	34,387
Impairment losses of investment securities	-	-	-		-	75,743
Loss on disposition of tangible assets	-	-	-		-	4,877
Impairment loss on tangible assets	-	-	-		-	30,640
Salaries	-	286,263	-		286,263	375,921
Severance indemnities	-	9,245	-		9,245	-
Employee benefits	-	45,705	-		45,705	59,159
Travel and entertainment	-	30,044	-		30,044	47,166
Communications	-	16,355	-		16,355	13,977
Rent	-	33,270	-		33,270	91,913
Insurance	-	3,275	-		3,275	3,789
Auto	-	3,480	-		3,480	8,237
Training	-	2,228	-		2,228	14,579
Printing	-	3,629	-		3,629	6,508
Fees and charges	-	31,693	-		31,693	185,506
Research and development	-	16,352	-		16,352	59,266
Outsourcing expenses	-	3,885	-		3,885	60,542
Selling, general and administrative	57,365	7,989	(57,365)	(1)	7,989	62,005
Amortization	-	13,342	-		13,342	66,644
	57,365	568,115	(57,365)		568,115	2,586,795

Net loss	$ 57,365	$ (260,532)	$ 57,365		$ (260,532)	$ (941,412)

WITNET INTERNATIONAL, INC.

Notes to Pro-Forma Consolidated Financial Statements

June 30, 2002

Unaudited

1.    Basis of Presentation:

These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

a)    The reverse takeover at June 28, 2002 whereby New Cinema Partners, Inc. ("NCPP"), (the legal parent), issued 55,000,000 common shares in return of all outstanding common shares of Witnet Co. Ltd ("Witnet"), (the acquirer for accounting purposes).  As a result of this transaction, the former shareholders of Witnet received approximately 63% ownership of NCPP.  After the transaction NCPP has 96,175,021 common shares issued and outstanding.

b)    Prior to the acquisition, NCPP issued 10,000,000 common shares to Travellers International Inc. ("Travellers").  In return Travellers assigned to NCPP its right to acquire Witnet.

c)    Witnet maintains its books and records in Korean won.

Balance sheet accounts are translated using closing exchange rates in effect at the balance sheet date and income and expense accounts are translated using an average exchange rate prevailing during each reporting period.  No representation is made that the Korean won could have been, or could be, converted into United States dollars at the rates in the respective dates and or at any other certain rates.  Adjustments resulting from the translation are included in the accumulated other  comprehensive income (loss) in stockholders' equity.

d)    Subsequent to the reverse takeover NCPP changed its name to Witnet International Inc.

The pro-forma consolidated financial statements are based on the balance sheets of the following:

a)    NCPP as at May 30, 2002 (unaudited) and February 28, 2002 (audited).

b)    Witnet as at June 30, 2002 (unaudited) and December 31, 2001 (audited).

The pro-forma consolidated financial statements include the statement of earnings for the following:

a)    NCPP for the three months ended May 30, 2002 (unaudited).

b)    Witnet for the six months ended June 30, 2002 (unaudited) and for the year ended December 31, 2001 (audited).

The pro-forma consolidated balance sheet as at June 30, 2002 and December 31, 2001 gives effect tot he transactions as at June 28, 2002 and the pro-forma statement of earnings for the six months ended June 30, 2002 and year ended December 31, 2001 gives effect to the transactions as if they had taken place at the beginning of each period from May 31, 2002 to the date of the reverse takeover.

NCPP was inactive and only the operations of Witnet remain and are reported on a pro forma basis.  The Pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

2.    Pro-Forma Adjustments:

1)    To record the consolidation of NCPP with Witnet including:

a)    The write down of NCPP pre-acquisition goodwill to its fair market value of nil.

b)    The merger of NCPP and Witnet was accounted for as the recapitalization of Witnet, with the net assets of Witnet brought forward at their historical basis.

c)    To eliminate the pre-acquisiti9on shareholders' equity of NCPP at December 31, 2001.

2.    To record the estimated acquisition costs.

Item 8.    Change in Fiscal Year.

N/A

Item 9.    Regulation FD Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WITNET INTERNATIONAL, INC.

(Registrant)

Date:  March 18, 2003

/s/ Jason Chung

Jason Chung, President